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                                                                    EXHIBIT 10.2


                               AMENDMENT NO. 1 TO
                           SECURITYHOLDERS' AGREEMENT

                  AMENDMENT NO. 1 (this "Amendment"), dated as of April, 15, 1997, to the Securityholders' Agreement (the "Agreement") dated as of the 12th day of June 1995, entered into by and among Home Holdings Inc., a Delaware corporation (the "Company"), ZCI Investments Limited, a corporation organized and existing under the laws of Bermuda (now known as Zurich Home Investments Limited and referred to herein as the "Purchaser"), Centre Reinsurance (Bermuda) Limited, a corporation organized and existing under the law of Bermuda ("Centre Re"), Insurance Partners Advisors, L.P., a limited partnership organized and existing under the laws of Delaware ("IP"), Trygg-Hansa AB, a corporation organized and existing under the Laws of Sweden ("Trygg-Hansa"), and Trygg-Hansa Holding B.V., a corporation organized and existing under the Laws of Sweden ("Trygg-Hansa Holding" and, together with Trygg-Hansa, "TH"). The Company, the Purchaser, Centre Re, IP and TH are sometimes individually referred to as "Party" and collectively as the "Parties".

                  WHEREAS, the Parties desire to amend certain provisions of the Agreement relating to the composition of the Board of Directors as more fully described herein; and

                  WHEREAS, this Amendment is made pursuant to Section 9.5 of the Agreement.

                  NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                  Section 1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

                  Section 2. Amendment of Agreement.

                  (a) The Agreement is hereby amended in its entirety to remove IP as a Party to the Agreement.

                  (b) Section 3.1 of the Agreement is hereby amended and replaced in its entirety to read as follows:

                           3.1 Number and Membership. (a) The Board of Directors
                  of the Company shall be fixed at four directors, subject to the terms of paragraph (b) below.

                           (b) The Parties and the Company shall take all action
                  within their respective power, including, but not limited to, the voting of Capital Stock of the Company, required to cause the Board of Directors of the Company to consist of at least four members (subject to the provision of this paragraph (b)) and to at all times include (i) two designees of TH and its Permitted Transferees (the "TH
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                  Nominees") and (ii) two designees of the Purchaser and its
                  Permitted Transferees (the "Purchaser Nominees"). In addition, if the number of directors is increased above four, the Purchaser shall have the right to designate the additional directors, and such additional directors shall also be deemed to be "Purchaser Nominees". TH and the Purchaser shall also be entitled to appropriate representation on any committees of the Board of Directors of the Company and on the boards of directors of the Company's direct and indirect Subsidiaries. Notwithstanding the foregoing provisions of this Section 3.1, if the Warrants are not exercised on or prior to their expiration date, TH shall have the right, after such expiration date, to appoint a majority of the members of the Board of Directors (and any committees thereof) of the Company and its direct and indirect Subsidiaries.

                  Section 3. Status of Agreement. The Agreement and the terms and conditions thereof shall remain in full force and effect except as amended pursunt to this Amendment. This Amendment is limited solely for the purposes and to the extent expressly set forth herein and nothing herein contained or implied shall constitute an amendment or waiver of any other term, provision or condition of the Agreement.

                  Section 4. References to Agreement. References in this Amendment and the Agreement to the Agreement and words therein of similar import, shall be deemed to be references to the Agreement as amended hereby and as further amended from time to time.

                  Section 5. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one Amendment, and any of the parties thereto may execute this Amendment by signing such a counterpart.

                  Section 6. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, without reference to its conflicts of laws principles.

                  Section 7. Effectiveness. This Amendment shall become effective upon the execution and delivery by each party hereto of a counterpart hereof.

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         IN WITNESS WHEREOF, the Parties hereto have duly executed this
Amendment as of the date and year first above written.

                              HOME HOLDINGS INC.


                              By: /s/ Richard H. Hershman
                                 ----------------------------------------------
                                 Name:    Richard H. Hershman
                                 Title:       Treasurer

                              ZURICH HOME INVESTMENTS LIMITED
                              (formerly known as ZCI Investments Limited)


                              By: /s/ Andrea Hodson
                                 ----------------------------------------------
                                 Name:    Andrea Hodson
                                 Title:       Assistant Secretary

                              CENTRE REINSURANCE (BERMUDA)
                              LIMITED


                              By: /s/ Andrea Hodson
                                 ----------------------------------------------
                                 Name:    Andrea Hodson
                                 Title:   Vice President & Assistant Secretary

                              INSURANCE PARTNERS ADVISORS, L.P.

                              By:   Service GenPar, L.P., its
                                    General Partner

                              By:   Service Partners, Inc., its
                                    General Partner


                              By: /s/ Robert Spass
                                 ----------------------------------------------
                                 Name:    Robert Spass
                                 Title:       President

                              TRYGG-HANSA AB


                              By: /s/ Zaid O.B. Pedersen
                                 ----------------------------------------------
                                 Name:    Zaid O.B. Pedersen
                                 Title:       Chief Financial Officer

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                              TRYGG-HANSA HOLDING B.V.


                              By: /s/ Jan Bruneheim
                                 ----------------------------------------------
                                 Name:    Jan Bruneheim
                                 Title:       Director

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